SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 23, 2003
(Date of Earliest Event Reported)

Nettel Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	0-26307	65-0873448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia House Blvd., Vancouver, WA		98661
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (360) 696-3412

Table of Contents

Page
Item 1. Changes in Control of Registrant	3
Item 2. Acquisition or Disposition of Assets	3
Item 3. Bankruptcy or Receivership	3
Item 4. Changes in Registrant’s Certifying Accountants	3
Item 5. Other Events and Regulation FD Disclosure	3
Item 6. Resignations of Directors and Executive Officers	3
Item 7. Financial Statements and Exhibits	4
Item 8. Changes in Fiscal Year	4

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to an Agreement and Plan of Merger dated May 23, 2003 (the "Agreement")  between Bio Standard Corporation, a Florida corporation, ("BOSD" or the "Registrant") and Nettel Global Communication Corporation, a Delaware corporation ("Nettel"), Nettel shall merge with and into BOSD. Upon the merger, Nettel will become a wholly-owned subsidiary of BOSD. The Agreement was adopted by the unanimous consent of the Board of Directors of BOSD and Nettel.

Pursuant to the Agreement, BOSD shall issue 10,596,290 shares of its common stock to the Nettel shareholder in exchange for 20,000,000 Nettel shares.

Following the Agreement, BOSD shall have a total of 12,750,000 shares issued and outstanding.
At the time of the Agreement, BOSD had no operations or revenues. Reference is made to the Registrant’s annual report on Form 10-KSB for the year ended December 31, 2002 and its quarterly report on Form 10-QSB for the period ended March 31, 2003. The Registrant has filed all reports required under the Exchange Act since its registration statement on Form 10-SB/12g became effective.

(b) The following table contains information regarding the shareholder ownership of BOSD's directors and executive officers and those persons or entities who beneficially own more than 5% of BOSD's shares:

Name	Number of Shares Beneficially owned(1)	Beneficially Owned
Michael Nguyen, President 2500 Columbia House Blvd. Vancouver, WA 98661	10,596,290	83.11%
Tam Bui, Vice President, Treasurer and Director 8700 Warner Avenue, Suite 200 Fountain Valley, CA 92708	500,000	3.92%
Tina Phan, Secretary and Director 8700 Warner Avenue, Suite 200 Fountain Valley, CA 92708	500,000	3.92%
All directors and executive officers (3 persons)	11,596,290	90.95%
(1) Based upon 12,750,000 issued and outstanding shares of the Registrant as of May 23, 2003, including 10,596,290 shares issued to Michael Ngugen in connection with the Agreement.

ITEM 2. ACQUISITION OF ASSETS

The Registrant will file an amendment to this Form 8-K within 60 days disclosing information about Nettel.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Not applicable.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

At a meeting of the Registrant's board of directors held on May 23, 2003, the board accepted the resignation of Tina Phan as president and her appointment as a secretary of the Registrant. The letter of resignation is attached as exhibits to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) The Registrant will file audited financial statements prepared according to Regulation S-X within 60 days of the effective date of the Agreement.

(c) Exhibits

Exhibit No.	Document Description
3(i)	Articles of Incorporation and amendments (filed as an Exhibit to the Company's Registration Statement on Form 10-SB/12g and incorporated herein by reference)
3(ii)	Bylaws (filed as an Exhibit to the Company's Registration Statement on Form 10-SB/12g and incorporated herein by reference)
10(i)3	Agreement and Plan of Merger between the Registrant and Nettel Global Communication Corporation dated May 23, 2003
17(iii)	Letter of Resignation of Tina Phan as President

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nettel Holdings, Inc.
By: /s/ Michael Nguyen
President
Date: May 29, 2003